CONFIDENTIAL

                           LB-UBS COMMERCIAL MORTGAGE
                                  TRUST 2005-C1

                        COMMERCIAL MORTGAGE PASS-THROUGH
                          CERTIFICATES, SERIES 2005-C1

                          INITIAL MORTGAGE POOL BALANCE
                          APPROXIMATELY $1.58 BILLION

JANUARY 21, 2005

[UBS INVESTMENT BANK LOGO]                                [LEHMAN BROTHERS LOGO]

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THE INFORMATION CONTAINED HEREIN (THIS "INFORMATION") DOES NOT CONSTITUTE EITHER
AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES
REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES
ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, AND IS
SUBJECT TO AND SUPERCEDED IN ITS ENTIRETY BY THE FINAL PROSPECTUS SUPPLEMENT AND
THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933,
THE FINAL OFFERING MEMORANDUM, INCLUDING ANY RISK FACTORS CONTAINED IN ANY SUCH
DOCUMENTS (COLLECTIVELY, THE "OFFERING DOCUMENT"). THIS INFORMATION DOES NOT
PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND
ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME
WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS, RISK FACTORS AND OTHER
PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION HEREIN
REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE
UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES
AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE
AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY
THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE
BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED
BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE
LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT
LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE
UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR
WARRANTY EXPRESS OR IMPLIED AS TO THE ACCURACY OR COMPLETENESS OF THE
INFORMATION, INCLUDING BUT NOT LIMITED TO, ACTUAL AMOUNT, RATE OR TIMING OF
PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE
SECURITIES AND ANY LIABILITY THEREFORE IS EXPRESSLY DISCLAIMED. THIS INFORMATION
MAY NOT BE DELIVERED BY YOU TO ANY OTHER PERSON WITHOUT THE UNDERWRITERS' PRIOR
WRITTEN CONSENT. THE UNDERWRITERS MAY FROM TIME TO TIME PERFORM INVESTMENT
BANKING SERVICES FOR OR SOLICIT INVESTMENT BANKING BUSINESS FROM ANY COMPANY
NAMED IN THE INFORMATION HEREIN. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY
FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY
DISCUSSED HEREIN. THIS INFORMATION SUPERCEDES THE INFORMATION IN ANY PRIOR
VERSIONS HEREOF OR OTHER RELATED TERM SHEETS AND WILL BE DEEMED TO BE SUPERSEDED
BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT. THIS MATERIAL IS
CONFIDENTIAL AND MUST NOT BE COPIED OR DISSEMINATED TO ANY OTHER PARTIES WITHOUT
THE UNDERWRITERS' PRIOR WRITTEN CONSENT. IN FURNISHING THIS INFORMATION, THE
UNDERWRITERS UNDERTAKE NO OBLIGATION TO PROVIDE THE RECIPIENT WITH ACCESS TO ANY
ADDITIONAL INFORMATION OR TO UPDATE THE INFORMATION OR TO CORRECT ANY
INACCURACIES THEREIN WHICH MAY BECOME APPARENT.

THE SECURITIES TO WHICH THESE MATERIALS RELATE (THE "SUBJECT SECURITIES") HAVE
NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES AND EXCHANGE ACT OF
KOREA AND NONE OF THE SUBJECT SECURITIES MAY BE OFFERED OR SOLD, DIRECTLY OR
INDIRECTLY, IN KOREA OR TO ANY RESIDENT OF KOREA OR TO ANY PERSONS FOR THE
REOFFERING OR RESALE, DIRECTLY OR INDIRECTLY, IN KOREA OR TO ANY RESIDENT OF
KOREA, EXCEPT PURSUANT TO APPLICABLE LAWS AND REGULATIONS OF KOREA. NONE OF
LEHMAN BROTHERS INC. OR UBS SECURITIES LLC OR ANY OF THEIR RESPECTIVE AFFILIATES
MAKES ANY REPRESENTATION WITH RESPECT TO THE ELIGIBILITY OF ANY RECIPIENTS OF
THESE MATERIALS OR OF THE SUBJECT SECURITIES TO ACQUIRE THE SUBJECT SECURITIES
UNDER THE LAWS OF KOREA, INCLUDING, WITHOUT LIMITATION, THE FOREIGN EXCHANGE
TRANSACTION REGULATIONS OF KOREA. IN ADDITION, ANY RECIPIENT OR PURCHASER OF THE
SUBJECT SECURITIES REPRESENTS THAT IT IS PURCHASING OR ACQUIRING THE SUBJECT
SECURITIES AS PRINCIPAL FOR ITS OWN ACCOUNT. FOR A PERIOD OF ONE YEAR FROM THE
ISSUE DATE OF THE SUBJECT SECURITIES, NEITHER THE HOLDER OF THE SUBJECT
SECURITIES NOR ANY RESIDENT OF KOREA MAY TRANSFER THE SUBJECT SECURITIES IN
KOREA OR TO ANY RESIDENT OF KOREA UNLESS SUCH TRANSFER INVOLVES ALL OF THE
SUBJECT SECURITIES HELD BY IT. ALSO, FOR A PERIOD OF ONE YEAR FROM THE ISSUE
DATE OF THE SUBJECT SECURITIES, THE FACE AMOUNT OF EACH CERTIFICATE REPRESENTING
THE SUBJECT SECURITIES HELD BY A RESIDENT OF KOREA SHALL NOT BE SUBDIVIDED INTO
MORE THAN ONE SUCH CERTIFICATE REPRESENTING THE SUBJECT SECURITIES. FURTHERMORE,
THE PURCHASER OF THE SUBJECT SECURITIES SHALL COMPLY WITH ALL APPLICABLE
REGULATORY REQUIREMENTS (INCLUDING BUT NOT LIMITED TO REQUIREMENTS UNDER THE
FOREIGN EXCHANGE TRANSACTION LAWS) IN CONNECTION WITH THE PURCHASE OF THE
SUBJECT SECURITIES. FOR THE AVOIDANCE OF DOUBT, IT IS THE SOLE RESPONSIBILITY OF
THE RECIPIENT OR PURCHASER OF THE SUBJECT SECURITIES TO DETERMINE WHETHER SUCH
RECIPIENT OR PURCHASER IS ELIGIBLE FOR THE ACQUISITION OF THE SUBJECT SECURITIES
UNDER APPLICABLE LAWS AND REGULATIONS OF KOREA, AND WHETHER SUCH RECIPIENT OR
PURCHASER WILL HAVE COMPLIED WITH ALL APPLICABLE KOREAN LEGAL AND REGULATORY
REQUIREMENTS IN CONNECTION WITH THE PURCHASE OF THE SUBJECT SECURITIES.

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[UBS INVESTMENT BANK LOGO]                                [LEHMAN BROTHERS LOGO]

Table of Contents
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I.   Transaction Highlights

II.  Structural Highlights

III. Collateral Pool Highlights

IV.  Significant Mortgage Loans

V.   Summary Points

VI.  Investor Reporting

VII. Timeline

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                                                          TRANSACTION HIGHLIGHTS

TRANSACTION HIGHLIGHTS
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                                                          TRANSACTION HIGHLIGHTS

Initial Mortgage Pool Balance:     Approximately $1.58 billion

Public Certificates:               Approximately $1.46 billion

Private Certificates(1):           Approximately $122.3 million

Co-Lead Manager/Sole Book Runner:  Lehman Brothers Inc.

Co-Lead Manager:                   UBS Securities LLC

Rating Agencies:                   Standard & Poor's, a division of The
                                   McGraw-Hill Companies, Inc. ("S&P"), and
                                   Moody's Investors Service, Inc. ("Moody's")

Trustee:                           LaSalle Bank National Association

Fiscal Agent:                      ABN AMRO Bank N.V.

Master Servicer:                   Wachovia Bank, National Association

Special Servicer:                  Allied Capital Corporation

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1.   Not offered hereby.

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TRANSACTION HIGHLIGHTS
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                                                          TRANSACTION HIGHLIGHTS

Cut-Off Date:                       01/11/2005

Determination Date:                 11th day of each month or if such day is not
                                    a business day, then the following business
                                    day

Distribution Date:                  4th business day after the Determination
                                    Date of each month, commencing in 02/2005

Eligible for Underwriters'
Prohibited Transaction
Exemption for ERISA Purposes
(Public Certificates):              Classes A-1, A-2, A-3, A-AB, A-4, A-1A, A-J,
                                    B, C, D and E

DTC (Public Certificates):          Classes A-1, A-2, A-3, A-AB, A-4, A-1A, A-J,
                                    B, C, D and E

Bloomberg:                          Cash flows will be modeled on Bloomberg

Denominations:                                                       Minimum
                                                Class            Denomination(1)
                                                -----            ---------------
                                     Classes A-1, A-2, A-3, A-AB,    $10,000
                                    A-4, A-1A, A-J, B, C, D and E

Lehman Brothers CMBS Index:         All classes will be included in the Lehman
                                    Brothers CMBS Index

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1.   Increments of $1 thereafter.

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                                                           STRUCTURAL HIGHLIGHTS

STRUCTURAL HIGHLIGHTS
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                                                           STRUCTURAL HIGHLIGHTS

CERTIFICATES

                                 [CHART OMITTED]

                              LOAN GROUP 1                  LOAN GROUP 2
                     Approximately $1.39 billion    Approximately $186.8 billion
                        Commercial Loans(1)              Multifamily Loans(2)

                                     100%                              100%

                                 -----------------------------------------------
                                     Class A-1(3)
                                 -----------------------
                                     Class A-2(3)
                                 -----------------------
                                     Class A-3(3)           Class A-1A(4)
                                 -----------------------
                                     Class A-AB(3)
                                 -----------------------
                                     Class A-4(3)
                                 -----------------------------------------------
                                                     Class A-J
                                 -----------------------------------------------
                                                     Class B
                                 -----------------------------------------------
                                                     Class C
                                 -----------------------------------------------
                                                     Class D
                                 -----------------------------------------------
                                                     Class E
                                 -----------------------------------------------

----------
1.   Includes the FEL-WRL Properties II, LSL Property Holdings II, and Jacques
     Mobile Home Park loans, which are secured by multifamily properties.

2.   Excludes the FEL-WRL Properties II, LSL Property Holdings II, and Jacques
     Mobile Home Park loans.

3.   100% of all scheduled and unscheduled payments received with respect to the
     Mortgage Loans constituting Loan Group 1 will be applied to make distributions to the Class A-1, A-2, A-3, A-AB and A-4 certificates prior to being applied to making any distributions of principal to the A-1A certificates, unless and until Classes A-J through S have all been reduced to zero, in which case Class A-1, Class A-2, Class A-3, Class A-AB, Class
     A-4 and Class A-1A will be pro rata.

4.   100% of all scheduled and unscheduled payments received with respect to the
     Mortgage Loans constituting Loan Group 2 will be applied to make distributions to the A-1A certificates prior to being applied to making any distributions of principal to the A-1, A-2, A-3, A-AB and A-4 certificates, unless and until Classes A-J through S have all been reduced to zero, in which case Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4 and Class
     A-1A will be pro rata.

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STRUCTURAL HIGHLIGHTS
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                                                           STRUCTURAL HIGHLIGHTS

BOND STRUCTURE

o    Sequential pay structure(1)

o    Interest and principal are paid to senior classes before subordinate classes receive interest and principal(1)

o    Credit enhancement for each class will be provided by the more subordinate classes

o    Losses are allocated in reverse sequential order starting with the non-rated principal balance class (Class S)(2)

-------------- --------------------- --------------- ---------------- ------------------- ---------------- -----------------------
     CLASS       APPROXIMATE FACE        RATINGS        APPROXIMATE    PASS-THROUGH RATE   WTD. AVG. LIFE  PRINCIPAL WINDOW(3)
                    AMOUNT ($)        (S&P/MOODY'S)   CREDIT SUPPORT     DESCRIPTION         (YEARS)(3)
-------------- --------------------- --------------- ---------------- ------------------- ---------------- -----------------------

    A-1(4)           $55,000,000         AAA/Aaa           20.000%         Fixed Rate            2.78        02/2005 - 12/2009
-------------- --------------------- --------------- ---------------- ------------------- ---------------- -----------------------
    A-2(4)          $234,000,000         AAA/Aaa           20.000%         Fixed Rate            5.03        12/2009 - 05/2010
-------------- --------------------- --------------- ---------------- ------------------- ---------------- -----------------------
    A-3(4)          $162,000,000         AAA/Aaa           20.000%         Fixed Rate            6.87        11/2011 - 01/2012
-------------- --------------------- --------------- ---------------- ------------------- ---------------- -----------------------
    A-AB(4)          $58,000,000         AAA/Aaa           20.000%         Fixed Rate(5)         7.27        05/2010 - 04/2014
-------------- --------------------- --------------- ---------------- ------------------- ---------------- -----------------------
    A-4(4)          $566,962,000         AAA/Aaa           20.000%         Fixed Rate(5)         9.68        04/2014 - 12/2014
-------------- --------------------- --------------- ---------------- ------------------- ---------------- -----------------------
    A-1A(4)         $186,798,000         AAA/Aaa           20.000%         Fixed Rate(5)         7.07        02/2005 - 01/2015
-------------- --------------------- --------------- ---------------- ------------------- ---------------- -----------------------
    A-J(4)          $106,546,000         AAA/Aaa          13.250%          Fixed Rate(5)         9.93        01/2015 - 01/2015
-------------- --------------------- --------------- ---------------- ------------------- ---------------- -----------------------
       B(4)          $13,811,000         AA+/Aa1          12.375%          Fixed Rate(5)         9.93        01/2015 - 01/2015
-------------- --------------------- --------------- ---------------- ------------------- ---------------- -----------------------
       C(4)          $27,623,000          AA/Aa2          10.625%          Fixed Rate(5)         9.93        01/2015 - 01/2015
-------------- --------------------- --------------- ---------------- ------------------- ---------------- -----------------------
       D(4)          $19,731,000         AA-/Aa3           9.375%          Fixed Rate(5)         9.93        01/2015 - 01/2015
-------------- --------------------- --------------- ---------------- ------------------- ---------------- -----------------------
       E(4)          $25,650,000           A/A2            7.750%          Fixed Rate(5)         9.93        01/2015 - 01/2015
-------------- --------------------- --------------- ---------------- ------------------- ---------------- -----------------------
     X-CL       $ 1,578,451,179 (7)      AAA/Aaa             N/A          Variable IO(8)         8.23(9)   02/2005 - 03/2020 (10)
-------------- --------------------- --------------- ---------------- ------------------- ---------------- -----------------------
     X-CP         $1,469,894,000(7)      AAA/Aaa             N/A          Variable IO(8)         5.42(9)   01/2006 - 01/2012 (10)
-------------- --------------------- --------------- ---------------- ------------------- ---------------- -----------------------
       F             $13,811,000          A-/A3            6.875%          Fixed Rate(5)         9.99        01/2015 - 02/2015
-------------- --------------------- --------------- ---------------- ------------------- ---------------- -----------------------
       G             $19,731,000        BBB+/Baa1          5.625%           WAC(6)              10.01        02/2015 - 02/2015
-------------- --------------------- --------------- ---------------- ------------------- ---------------- -----------------------
       H             $17,757,000         BBB/Baa2          4.500%           WAC(6)              10.01        02/2015 - 02/2015
-------------- --------------------- --------------- ---------------- ------------------- ---------------- -----------------------
       J             $21,704,000        BBB-/Baa3          3.125%           WAC(6)              10.05        02/2015 - 05/2015
-------------- --------------------- --------------- ---------------- ------------------- ---------------- -----------------------
       K              $7,892,000         BB+/Ba1           2.625%          Fixed Rate(5)        10.34        05/2015 - 12/2015
-------------- --------------------- --------------- ---------------- ------------------- ---------------- -----------------------
       L              $7,893,000          BB/Ba2           2.125%          Fixed Rate(5)        12.02        12/2015 - 03/2018
-------------- --------------------- --------------- ---------------- ------------------- ---------------- -----------------------
       M              $1,973,000         BB-/Ba3           2.000%          Fixed Rate(5)        13.37        03/2018 - 09/2018
-------------- --------------------- --------------- ---------------- ------------------- ---------------- -----------------------
       N              $5,919,000          B+/NR            1.625%          Fixed Rate(5)        14.33        09/2018 - 11/2019
-------------- --------------------- --------------- ---------------- ------------------- ---------------- -----------------------
       P              $3,946,000           B/NR            1.375%          Fixed Rate(5)        14.76        11/2019 - 11/2019
-------------- --------------------- --------------- ---------------- ------------------- ---------------- -----------------------
       Q              $3,946,000          B-/NR            1.125%          Fixed Rate(5)        14.76        11/2019 - 11/2019
-------------- --------------------- --------------- ---------------- ------------------- ---------------- -----------------------
       S             $17,758,179          NR/NR              N/A           Fixed Rate(5)        14.76        11/2019 - 03/2020
-------------- --------------------- --------------- ---------------- ------------------- ---------------- -----------------------

----------
1.   Except that Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4, Class
     A-1A, Class X-CL and Class X-CP receive interest on a pro-rata basis.
     Principal distributions from Loan Group 1 will be made as follows: to Class
     A-AB until Class A-AB is reduced to the Class A-AB Planned Principal
     Balance; Class A-1; Class A-2; Class A-3; Class A-AB; and Class A-4.
     Principal distributions from Loan Group 2 will be made solely to Class
     A-1A. To the extent that the total principal balance of the Class A-J through Class S is reduced to zero, then Class A-1, Class A-2, Class A-3,
     Class A-AB, Class A-4 and Class A-1A receive principal on a pro-rata basis.

2.   Except that Class A-J bears losses after Class B and before Class A-1,
     Class A-2, Class A-3, Class A-AB, Class A-4 and Class A-1A (which six classes bear losses on a pro-rata basis).

3.   Calculated, assuming among other things, 0% CPR, no defaults or losses and that ARD loans mature and are paid in full on their respective anticipated repayment dates.

4.   Certificates offered as part of the public offering.

5.   For any distribution date, if the weighted average of certain net interest rates on the underlying mortgage loans is less than a specified fixed rate for such class, then the pass-through rate for that class of certificates on that distribution date will equal such weighted average net interest rate.

6.   The pass-through rates will equal the weighted average of certain net interest rates on the underlying mortgage loans ("WAC") or, in some cases, the WAC minus a specified percentage.

7.   Represents the notional amount.

8.   The Class X-CL and X-CP certificates accrue interest on their respective notional amounts at the weighted average of certain strip rates.

9.   Represents the weighted average life of each dollar reduction in notional amount.

10.  Represents period over which the notional amount will be reduced to zero.

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STRUCTURAL HIGHLIGHTS
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                                                           STRUCTURAL HIGHLIGHTS

CALL PROTECTION

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                                                                                          STATISTICAL DATA(1)
-------------------------------------------------------------------------------------------------------------

Loans with Initial Lock-Out & Defeasance Thereafter                                           90.1%(2)(4)
-------------------------------------------------------------------------------------------------------------
Loans with Initial Lock-Out & Yield Maintenance Thereafter                                      8.4%(2)
-------------------------------------------------------------------------------------------------------------
Loans with Initial Lock-Out followed by Yield Maintenance & Fixed Penalty Thereafter            0.8%(2)
-------------------------------------------------------------------------------------------------------------
Loans Currently in Their Defeasance Period                                                    0.7%(2)(4)
-------------------------------------------------------------------------------------------------------------
Weighted Average Remaining Lock-Out                                                          94.6 months(3)
-------------------------------------------------------------------------------------------------------------
Weighted Average Open Period                                                                  2.9 months
-------------------------------------------------------------------------------------------------------------

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                                                                                     PERCENT OF INITIAL
   OPEN PREPAYMENT PERIOD AT END OF LOAN             NUMBER OF LOANS              MORTGAGE POOL BALANCE(1)
-------------------------------------------------------------------------------------------------------------

                    None                                   30                            12.1%
-------------------------------------------------------------------------------------------------------------
                   1 Month                                 13                             7.5%
-------------------------------------------------------------------------------------------------------------
                  2 Months                                  6                             2.8%
-------------------------------------------------------------------------------------------------------------
                  3 Months                                 37                            68.2%
-------------------------------------------------------------------------------------------------------------
                  4 Months                                  1                             0.5%
-------------------------------------------------------------------------------------------------------------
                  6 Months                                  2                             6.8%
-------------------------------------------------------------------------------------------------------------
                  12 Months                                 5                             2.1%
-------------------------------------------------------------------------------------------------------------
                   TOTAL:                                  94                           100.0%
-------------------------------------------------------------------------------------------------------------

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1.   As of the Cut-Off Date.

2.   Percent of initial mortgage pool balance.

3.   Weighted Average Remaining Lock-Out represents loans within their Remaining
     Lock-Out or Lock-Out/Defeasance Periods.

4.   Four loans, representing 0.7% of the initial mortgage pool balance, are currently in their defeasance periods. If any of these loans defease prior to two years after the securitization, such loans will be repurchased out of the Trust. The repurchase price shall include the amount, if any, by which the proceeds from the defeasance deposits exceed the principal balance of the loan together with accrued interest and costs.

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STRUCTURAL HIGHLIGHTS
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                                                           STRUCTURAL HIGHLIGHTS

PREPAYMENT PREMIUMS(1)

--------------------------------------------------------------------------------------------------------------------
PREPAYMENT
 PREMIUM          01/2005  01/2006  01/2007   01/2008 01/2009   01/2010 01/2011  01/2012  01/2013  01/2014  01/2015
--------------------------------------------------------------------------------------------------------------------

LOCK-OUT/DEF.(2)  100.0%   100.0%    92.2%    91.0%    90.6%    87.3%    89.1%    95.6%    95.9%    84.2%    19.7%
--------------------------------------------------------------------------------------------------------------------
  YIELD MAINT.       -        -       7.8%     9.0%     8.5%     9.8%    10.9%     4.4%     4.1%     4.1%    25.5%
--------------------------------------------------------------------------------------------------------------------
   SUB-TOTAL      100.0%   100.0%   100.0%   100.0%    99.2%    97.1%   100.0%   100.0%   100.0%    88.3%    45.2%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
     >=5.0%          -        -        -        -        -        -        -        -        -        -        -
--------------------------------------------------------------------------------------------------------------------
      4.0%           -        -        -        -        -        -        -        -        -        -        -
--------------------------------------------------------------------------------------------------------------------
      3.0%           -        -        -        -        -        -        -        -        -        -        -
--------------------------------------------------------------------------------------------------------------------
      2.0%           -        -        -        -        -        -        -        -        -        -        -
--------------------------------------------------------------------------------------------------------------------
      1.0%           -        -        -        -       0.8%      -        -        -        -        -        -
--------------------------------------------------------------------------------------------------------------------
      OPEN           -        -        -        -        -       2.9%      -        -        -      11.7%    54.8%
--------------------------------------------------------------------------------------------------------------------
     TOTAL        100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%
--------------------------------------------------------------------------------------------------------------------

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1.   Represents percentage of then outstanding balance of mortgage loan pool as of the date shown assuming, among other things, no prepayments, defaults or losses and that ARD loans mature and are paid in full on their respective anticipated repayment dates. The table was generated based on the modeling assumptions in the Prospectus.

2.   Four loans, representing 0.7% of the initial mortgage pool balance, are currently in their defeasance periods. If any of these loans defease prior to two years after the securitization, such loans will be repurchased out of the Trust. The repurchase price shall include the amount, if any, by which the proceeds from the defeasance deposits exceed the principal balance of the loan together with accrued interest and costs.

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                                                      COLLATERAL POOL HIGHLIGHTS

COLLATERAL POOL HIGHLIGHTS
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                                                      COLLATERAL POOL HIGHLIGHTS

POOL COMPOSITION

o    The pool includes five mortgage loans (representing 27.0% of the initial mortgage pool balance) which S&P and Moody's have confirmed that, in the context of their inclusion in the securitization trust, have credit characteristics that are consistent with obligations rated investment grade
     (the "Investment Grade Loans").

o    All of the Investment Grade Loans are whole loans.

o    Summary of the pool composition is as follows:

--------------------------------------------------------------------------------------------------------------
                                                               TOTAL PRINCIPAL BALANCE      PERCENT OF TOTAL
                                             NUMBER OF LOANS      AS OF CUT-OFF DATE         MORTGAGE POOL
--------------------------------------------------------------------------------------------------------------

Investment Grade Loans                               5                $426,800,000                   27.0%
--------------------------------------------------------------------------------------------------------------
Conduit Loans                                       89              $1,151,651,179                   73.0%
--------------------------------------------------------------------------------------------------------------
TOTAL:                                              94              $1,578,451,179                  100.0%
--------------------------------------------------------------------------------------------------------------

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COLLATERAL POOL HIGHLIGHTS
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                                                      COLLATERAL POOL HIGHLIGHTS

MORTGAGE LOAN SELLERS

o    Sponsors of properties securing loans in the LB-UBS 2005-C1 transaction include the following:

     -    Tishman Speyer Properties

     -    Wells Real Estate Investment Trust II, Inc.

     -    Broadway Real Estate Partners, LLC

     -    U-Store-It Trust (fka The Amsdell Companies)

     -    The Lembi Group

     -    Melvin Heller / Robert Siegel

     -    CBL & Associates Properties, Inc.

     -    Macquarie DDR Trust

o    Conduit Origination Program:

     -    Underwritten NCF on all loans is based on certain underwriting assumptions made by the applicable mortgage loan sellers including those assumptions more specifically set forth in the prospectus supplement and is either verified subject to a variance of 2.5% or, in other cases, re-underwritten by third party service providers (i.e., by a "Big Four" accounting firm).

     -    Underwritten DSCR for all loans with partial interest only periods is calculated based on annual debt service payments during the amortization term or in some cases based on an average monthly debt service payment during the amortization term.

     -    Sponsor/principal due diligence performed for all loans using a combination of either Lexis/Nexis, bank references, Equifax, TRW reports, litigation searches or other types of credit history and background checks.

     -    Appraisals are prepared in accordance with USPAP standards by approved vendors and substantially all are prepared in accordance with FIRREA.

     -    Substantially all borrowers are single asset entities.

     -    Non-consolidation opinions

          o    Delivered for substantially all loans with principal balances greater than $15 million(1)

     -    Cash management systems affecting approximately 97.3% of the initial mortgage pool balance

          o    Hard lockbox- 45.6% of the initial mortgage pool balance(2)

          o    Springing lockbox- 48.9% of the initial mortgage pool balance

          o    Soft lockbox- 2.8% of the initial mortgage pool balance

----------
1.   A non-consolidation opinion was not obtained for the Lembi Portfolio loan because the loan is fully recourse to the principals until certain conditions are satisfied.

2.   Includes hard lockboxes under lender control that are subject to daily or weekly sweeps to accounts controlled by the Borrower unless there is the occurrence of certain trigger events and certain multifamily and MHP properties where the property manager or other party collects and is required to deposit rents, or a majority of the rents, into a hard lockbox under lender control.

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COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

FUNDED ESCROWS

-----------------------------------------------------------------------------------------------------------------------
ESCROW TYPE(1)                                                               PERCENT OF POOL WITH FUNDED ESCROWS(2)
-----------------------------------------------------------------------------------------------------------------------

Tax Reserves(3)                                                                              88.1%
-----------------------------------------------------------------------------------------------------------------------
Insurance Reserves(4)                                                                        82.2%
-----------------------------------------------------------------------------------------------------------------------
Replacement Reserves                                                                         87.4%
-----------------------------------------------------------------------------------------------------------------------
TI & LC (Industrial)                                                                         88.1%
-----------------------------------------------------------------------------------------------------------------------
TI & LC (Office)                                                                            100.0%
-----------------------------------------------------------------------------------------------------------------------
TI & LC (Retail)                                                                             51.2%
-----------------------------------------------------------------------------------------------------------------------

----------
1.   Escrows are generally in the form of either up-front reserves, periodic cash deposits, letters of credit or guarantees from Sponsor.

2.   As of the Cut-Off Date; excludes the Investment Grade Loans.

3.   In some instances where there are no actual tax escrows, certain investment grade tenants are permitted to pay taxes directly and are deemed to have escrows in the table above.

4.   In some instances where there are no actual insurance escrows, certain investment grade tenants are permitted to maintain insurance or self-insure and are deemed to have escrows in the table above.

--------------------------------------------------------------------------------
[UBS INVESTMENT BANK LOGO]               9                [LEHMAN BROTHERS LOGO]

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

----------------------------------------------------------------------------------------------------------------------
                                    GENERAL POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
----------------------------------------------------------------------------------------------------------------------

Size of Pool                                                                                           $1,578,451,179
----------------------------------------------------------------------------------------------------------------------
Contributors of Collateral                                                                               Lehman: 57.7%
                                                                                                            UBS: 42.3%
----------------------------------------------------------------------------------------------------------------------
Number of Loans                                                                                                    94
----------------------------------------------------------------------------------------------------------------------
Number of Properties                                                                                              134
----------------------------------------------------------------------------------------------------------------------
Single Tenant Properties(1)                                                                                      6.8%
----------------------------------------------------------------------------------------------------------------------
Percent Investment Grade Loans                                                                                  27.0%
----------------------------------------------------------------------------------------------------------------------
Gross Weighted Average Coupon                                                                                  5.541%
----------------------------------------------------------------------------------------------------------------------
Weighted Average Original Term to Maturity(2)                                                              106 months
----------------------------------------------------------------------------------------------------------------------
Weighted Average Remaining Term to Maturity(2)                                                             105 months
----------------------------------------------------------------------------------------------------------------------
Average Loan Balance                                                                                      $16,792,034
----------------------------------------------------------------------------------------------------------------------
Average Property Balance                                                                                  $11,779,486
----------------------------------------------------------------------------------------------------------------------
Average Conduit Loan Balance (excluding the Investment Grade Loans)                                       $12,939,901
----------------------------------------------------------------------------------------------------------------------
Average Conduit Property Balance (excluding the Investment Grade Loans)                                    $9,140,089
----------------------------------------------------------------------------------------------------------------------
Largest Loan                                                                                             $160,000,000
----------------------------------------------------------------------------------------------------------------------
WA U/W DSCR                                                               Aggregate Pool: 1.54x; Conduit Only: 1.38x
----------------------------------------------------------------------------------------------------------------------
WA LTV at Cut-Off Date                                                     Aggregate Pool: 69.9%; Conduit Only: 73.2%
----------------------------------------------------------------------------------------------------------------------
WA LTV at Maturity/ARD(2) (3)                                              Aggregate Pool: 62.7%; Conduit Only: 65.6%
----------------------------------------------------------------------------------------------------------------------
Geographic Diversity                                                                                        26 States
----------------------------------------------------------------------------------------------------------------------

----------
1.   In the case of fifteen mortgaged properties, securing 6.8% of the initial mortgage pool balance, the related borrower has leased the property to one tenant that occupies 90% or more of the particular property.

2.   Assumes ARD loans mature and are paid in full on their respective anticipated repayment dates.

3.   Includes fully amortizing loans.

--------------------------------------------------------------------------------
[UBS INVESTMENT BANK LOGO]              10                [LEHMAN BROTHERS LOGO]

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

                                  [MAP OMITTED]

UTAH              ILLINOIS         MINNESOTA       INDIANA
1 property        1 property       1 property      1 property
$39,000,000       $3,150,000       $1.995,595      $1,150,000
2.5% of total     0.2% of total    0.1% of total   0.1% of total

MICHIGAN          PENNSYLVANIA     OHIO            NEW YORK
6 properties      6 properties     6 properties    8 properties
$23,395,281       $75,433,750      $19,393,758     $257,578,954
1.5% of total     4.8% of total    1.2% of total   16.3% of total

MASSACHUSETTS     NEW JERSEY       MARYLAND        WEST VIRGINIA
2 properties      1 property       3 properties    2 properties
$12,688,000       $2,699,000       $56,994,440     $3,139,773
0.8% of total     0.2% of total    3.6% of total   0.2% of total

KENTUCKY          VIRGINIA         SOUTH CAROLINA  NORTH CAROLINA
1 property        4 properties     1 property      6 properties
$1,287,955        $22,173,287      $21,560,111     $15,738,000
0.1% of total     1.4% of total    1.4% of total   1.0% of total

CALIFORNIA        HAWAII           COLORADO        OKLAHOMA
29 properties     1 property       4 properties    2 properties
$323,200,000      $130,000,000     $49,567,118      $7,293,193
20.5% of total    8.2% of total    3.1% of total   0.5% of total

TEXAS             LOUISIANA        TENNESSEE       ALABAMA
22 properties     1 property       2 properties    2 properties
$278,529,011      $6,107,200       $8,500,000      $5,028,837
17.6% of total    0.4% of total    0.5% of total   0.3% of total

GEORGIA           FLORIDA
5 properties      16 properties
$54,305,163       $158,542,754
3.4% of total     10.0% of total

                              [PIE CHART OMITTED]

                     MORTGAGED PROPERTIES BY PROPERTY TYPE

                     Retail                          37.2%
                     Office                          31.9%
                     Multifamily(1)                  14.8%
                     Self Storage                     6.5%
                     Hotel                            6.1%
                     Industrial/Warehouse             3.5%

(1)  Multifamily component includes MHP properties represnting 0.2% of the aggregate pool.

[_] > 10.0%                            [_] > 5.0 - 10.0%
    of Initial Pool Balance                   of Initial Pool Balance

[_] > 1.0 - 5.0%                       [_] < or equal to 1.0%
    of Initial Pool Balance                   of Initial Pool Balance

--------------------------------------------------------------------------------
[UBS INVESTMENT BANK LOGO]              11                [LEHMAN BROTHERS LOGO]

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

POOL CHARACTERISTICS
CUT-OFF DATE BALANCE ($)
------------------------------------------------------------------------------
                                            NO. OF   CUT-OFF DATE
                                            LOANS     BALANCE ($)    % OF POOL
------------------------------------------------------------------------------
1 - 2,000,000                                 13       21,321,446        1.4
2,000,001 - 4,000,000                         22       68,548,736        4.3
4,000,001 - 6,000,000                         14       67,311,135        4.3
6,000,001 - 8,000,000                          7       46,936,934        3.0
8,000,001 - 10,000,000                         6       51,200,000        3.2
10,000,001 - 20,000,000                       13      196,525,416       12.5
20,000,001 - 30,000,000                        4      102,724,409        6.5
30,000,001 - 40,000,000                        5      189,500,000       12.0
40,000,001 - 50,000,000                        4      181,283,103       11.5
70,000,001 - 80,000,000                        1       74,700,000        4.7
80,000,001 - 90,000,000                        2      175,000,000       11.1
100,000,001 - 150,000,000                      2      243,400,000       15.4
150,000,001 > =                             1      160,000,000       10.1
------------------------------------------------------------------------------
TOTAL:                                        94    1,578,451,179      100.0
------------------------------------------------------------------------------
Min:                                      1,150,000
Max:                                    160,000,000
Average:                                 16,792,034
------------------------------------------------------------------------------

STATE (1)
------------------------------------------------------------------------------
                                           NO. OF    CUT-OFF DATE
                                         PROPERTIES   BALANCE ($)    % OF POOL
------------------------------------------------------------------------------
CA                                            29      323,200,000       20.5
TX                                            22      278,529,011       17.6
NY                                             8      257,578,954       16.3
FL                                            16      158,542,754       10.0
HI                                             1      130,000,000        8.2
PA                                             6       75,433,750        4.8
MD                                             3       56,994,440        3.6
GA                                             5       54,305,163        3.4
CO                                             4       49,567,118        3.1
UT                                             1       39,000,000        2.5
Other (2)                                     39      155,299,989        9.8
------------------------------------------------------------------------------
TOTAL:                                       134    1,578,451,179      100.0
------------------------------------------------------------------------------

PROPERTY TYPE (1)
------------------------------------------------------------------------------
                                           NO. OF    CUT-OFF DATE
                                         PROPERTIES   BALANCE ($)    % OF POOL
------------------------------------------------------------------------------
Retail                                        50      586,482,001       37.2
 Anchored Retail                              32      410,247,586       26.0
 Regional Mall                                 1      113,400,000        7.2
 Unanchored Retail                            14       57,667,306        3.7
 Other Retail (6)                              3        5,167,109        0.3
Office                                        18      503,575,281       31.9
Multifamily (3)                               30      232,898,997       14.8
Self Storage                                  22      103,000,000        6.5
Hotel                                          5       96,633,103        6.1
Industrial/Warehouse                           9       55,861,796        3.5
------------------------------------------------------------------------------
TOTAL:                                       134    1,578,451,179      100.0
------------------------------------------------------------------------------

MORTGAGE RATE (%)
------------------------------------------------------------------------------
                                           NO. OF    CUT-OFF DATE
                                           LOANS      BALANCE ($)    % OF POOL
------------------------------------------------------------------------------
4.501 - 4.750                                  1       46,400,000        2.9
4.751 - 5.000                                  2      123,500,000        7.8
5.001 - 5.250                                  7      283,022,326       17.9
5.251 - 5.500                                 23      281,502,497       17.8
5.501 - 5.750                                 27      237,943,153       15.1
5.751 - 6.000                                 15      291,646,944       18.5
6.001 - 6.250                                 11      286,846,200       18.2
6.251 - 6.500                                  2        3,100,000        0.2
6.501 - 6.750                                  2        7,987,955        0.5
6.751 >=                                       4       16,502,104        1.0
------------------------------------------------------------------------------
TOTAL:                                        94    1,578,451,179      100.0
------------------------------------------------------------------------------
Min:                                        4.618
Max:                                        7.680
Weighted Average:                           5.541
------------------------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY OR ARD (MONTHS)
------------------------------------------------------------------------------
                                           NO. OF    CUT-OFF DATE
                                           LOANS      BALANCE ($)    % OF POOL
------------------------------------------------------------------------------
49 - 60                                       11      187,222,326       11.9
61 - 84                                       11      323,825,042       20.5
85 - 120                                      52      912,065,212       57.8
121 >=                                        20      155,338,599        9.8
------------------------------------------------------------------------------
TOTAL:                                        94    1,578,451,179      100.0
------------------------------------------------------------------------------
Min:                                          60
Max:                                         265
Weighted Average:                            106
------------------------------------------------------------------------------

REMAINING TERM TO STATED MATURITY OR ARD (MONTHS)
------------------------------------------------------------------------------
                                           NO. OF    CUT-OFF DATE
                                           LOANS      BALANCE ($)    % OF POOL
------------------------------------------------------------------------------
37 - 60                                       11      187,222,326       11.9
61 - 84                                       11      323,825,042       20.5
85 - 120                                      52      912,065,212       57.8
121 >=                                        20      155,338,599        9.8
------------------------------------------------------------------------------
TOTAL:                                        94    1,578,451,179      100.0
------------------------------------------------------------------------------
Min:                                          58
Max:                                         182
Weighted Average:                            105
------------------------------------------------------------------------------

AMORTIZATION TYPES
------------------------------------------------------------------------------
                                           NO. OF    CUT-OFF DATE
                                           LOANS      BALANCE ($)    % OF POOL
------------------------------------------------------------------------------
Amortizing Balloon (4)                        71      905,749,780       57.4
Interest Only                                 14      612,300,000       38.8
Fully Amortizing (7)                           5       33,790,058        2.1
Hyperamortizing(4)(5)                          4       26,611,340        1.7
------------------------------------------------------------------------------
TOTAL:                                        94    1,578,451,179      100.0
------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
------------------------------------------------------------------------------
                                           NO. OF    CUT-OFF DATE
                                           LOANS      BALANCE ($)    % OF POOL
------------------------------------------------------------------------------
<= 50.0                                        1        1,995,595        0.1
50.1 - 55.0                                    2        9,270,000        0.6
55.1 - 60.0                                    6      343,783,103       21.8
60.1 - 65.0                                    3       22,300,000        1.4
65.1 - 70.0                                   14      345,856,297       21.9
70.1 - 75.0                                   19      361,295,995       22.9
75.1 - 80.0                                   42      412,472,852       26.1
80.1 >= (7)                                    7       81,477,337        5.2
------------------------------------------------------------------------------
TOTAL:                                        94    1,578,451,179      100.0
------------------------------------------------------------------------------
Min:                                         49.9
Max:                                         95.4
Weighted Average:                            69.9
------------------------------------------------------------------------------

LOAN-TO-VALUE RATIO AT MATURITY OR ARD (%)
------------------------------------------------------------------------------
                                           NO. OF    CUT-OFF DATE
                                           LOANS      BALANCE ($)    % OF POOL
------------------------------------------------------------------------------
0.0 - 5.00                                     5       33,790,058        2.1
35.01 - 40.00                                  1        6,000,000        0.4
40.01 - 45.00                                  5       15,706,935        1.0
45.01 - 50.00                                  6       61,550,000        3.9
50.01 - 55.00                                  3      209,033,103       13.2
55.01 - 60.00                                 14      230,594,578       14.6
60.01 - 65.00                                 13      171,740,436       10.9
65.01 - 70.00                                 27      393,056,845       24.9
70.01 - 75.00                                  9      277,279,223       17.6
75.01 - 80.00                                  8      152,350,000        9.7
80.01 - 85.00                                  1        8,900,000        0.6
85.01 >=(7)                                    2       18,450,000        1.2
------------------------------------------------------------------------------
TOTAL:                                        94    1,578,451,179      100.0
------------------------------------------------------------------------------
Min:                                         0.0
Max:                                         92.5
Weighted Average:                            62.7
------------------------------------------------------------------------------

DEBT SERVICE COVERAGE RATIO (X)
------------------------------------------------------------------------------
                                           NO. OF    CUT-OFF DATE
                                           LOANS      BALANCE ($)    % OF POOL
------------------------------------------------------------------------------
1.00 - 1.19 (7)                                8       93,440,058        5.9
1.20 - 1.29                                   25      281,419,345       17.8
1.30 - 1.39                                   25      496,934,454       31.5
1.40 - 1.49                                   16      168,727,419       10.7
1.50 - 1.59                                    6      138,452,499        8.8
1.60 - 1.79                                   10      151,727,404        9.6
1.90 >=                                        4      247,750,000       15.7
------------------------------------------------------------------------------
TOTAL:                                        94    1,578,451,179      100.0
------------------------------------------------------------------------------
Min:                                         1.00
Max:                                         3.03
Weighted Average:                            1.54
------------------------------------------------------------------------------

----------
1.   Percentages based on allocated loan amount per property.

2.   No other state represents more than 2.5% of the initial mortgage pool balance.

3.   Multifamily component includes MHP properties representing 0.2% of the aggregate pool.

4.   Includes 33.2% of mortgage loans that provide for payments of interest only for a specified number of periods, followed by payments of principal and interest up to the maturity date. Of these loans 88.9% have three years or less of interest only payments. Of the loans that provide for payments of interest only for a specified number of periods, 30.5% are investment grade loans.

5.   Includes 1.5% of mortgage loans that provide for payments of interest only for a specified number of periods, followed by payments of principal and interest up to the anticipated repayment date.

6.   Includes three fully amortizing Rite Aid loans.

7.   Includes four fully amortizing Rite Aid loans.

--------------------------------------------------------------------------------
[UBS INVESTMENT BANK LOGO]              12                [LEHMAN BROTHERS LOGO]

--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

INVESTMENT GRADE LOANS

-------------------------------------------------------------------------------------------------------------------------------
                                          INVESTMENT GRADE LOAN CHARACTERISTICS
-------------------------------------------------------------------------------------------------------------------------------
                                                                           PERCENT OF      U/W
NAME                                   PROPERTY TYPE      CUT-OFF DATE  INITIAL MORTGAGE  DSCR(1)    LTV(2)    S&P/MOODY'S(3)
                                                             BALANCE     POOL BALANCE
-------------------------------------------------------------------------------------------------------------------------------

11 West 42nd Street                       Office          $160,000,000      10.1%          1.35x      57.1%        BBB/Baa3
-------------------------------------------------------------------------------------------------------------------------------
Mall Del Norte                         Regional Mall       113,400,000       7.2           2.21       65.2        BBB-/Baa3
-------------------------------------------------------------------------------------------------------------------------------
Macquarie DDR Portfolio               Anchored Retail       85,000,000       5.4           2.46       59.1        BBB-/Baa3
-------------------------------------------------------------------------------------------------------------------------------
IBM Gaithersburg                          Office            46,400,000       2.9           3.03       56.6          A+/A1
-------------------------------------------------------------------------------------------------------------------------------
United States District Courthouse         Office            22,000,000       1.4           1.07       84.0         AAA/Aaa
-------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                      -            $426,800,000      27.0%          1.97X      61.0%           -
-------------------------------------------------------------------------------------------------------------------------------

----------
1.   Calculated based on underwritten net cashflow and debt service constant or interest rate, as applicable.

2.   Calculated based on Cut-Off Date Balance and the related appraised value.

3.   S&P and Moody's have confirmed to us that the ratings in this column reflect an assessment by each rating agency that, in the context of the subject mortgage loan's inclusion in the securitization trust, its credit characteristics are consistent with the obligations that are so rated.

--------------------------------------------------------------------------------
UBS INVESTMENT BANK LOGO              13                        LEHMAN BROTHERS

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

11 WEST 42ND STREET SIGNIFICANT MORTGAGE LOANS

Shadow Rating(1):                   BBB/Baa3

Purpose:                            Refinance

Cut-Off Date Balance:               $160,000,000

Loan Per Square Foot:               $182

Interest Rate:                      6.020%

Maturity Date:                      11/11/2014

Term to Maturity:                   10 years

Amortization(2):                    30 years

Sponsor:                            Tishman Speyer Properties, L.P., Larry A.
                                    Silverstein and the Estate of Bernard
                                    Mendick

Property:                           32-story Class A- office building with
                                    877,138 square feet of net rentable area

Property Manager:                   Tishman Speyer Properties, L.P.

Location:                           New York, NY

Year Built:                         1927; renovated 1978-2000

Occupancy:                          89.6% (as of 9/30/2004)

----------
1.   S&P and Moody's have indicated to the Depositor that the loan proceeds are expected to contribute AAA/Aaa through BBB/Baa2 cashflows to the LB-UBS
     2005-C1 Trust.

2.   Interest only during first three years.

--------------------------------------------------------------------------------
[UBS INVESTMENT BANK LOGO]              14                [LEHMAN BROTHERS LOGO]

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

11 WEST 42ND STREET (CONT.)

                                                                      Approx. % of                                  Ratings
Major Tenants(1):   Tenant                                Square Feet   Base Rent  Rent PSF(2)  Lease End Date   S&P/Moody's(3)
                    -------                               -----------   ---------  -----------  --------------   --------------

                    Empire Healthchoice                     106,965       14.0%      $33.94      12/31/2015           A/NR
                    VNU Marketing Information, Inc.         101,720(4)    13.3%      $34.02       1/31/2006(5)         NR
                    Martha Stewart Living OmniMedia, Inc.    92,649       11.1%      $31.11       4/30/2010(6)         NR
                    New York University                     102,214        8.8%      $22.32       9/15/2006(7)       AAA/Aa1
                    Michael Kors (USA), Inc.                 60,219        7.9%      $33.95      11/30/2013(8)         NR

                                                Approximate   As % of    Cumulative %  Approximate     As % of     Cumulative %
                                                 Expiring      Total       of Total   Expiring Base  Total Base      of Total
Rollover Schedule:               Year           Square Feet  Square Feet  Square Feet   Revenues(9)  Revenues (9)  Base Revenues
------------------               ----           -----------  -----------  -----------   -----------  ------------  -------------

                                   2005               668       0.1%          0.1%       $   23,624        0.1%         0.1%
                                   2006           194,078      22.1          22.2%        5,321,603       20.5         20.6%
                                   2007             7,433       0.8          23.0%          293,241        1.1         21.7%
                                   2008            37,976       4.3          27.4%        1,615,966        6.2         27.9%
                                   2009             9,777       1.1          28.5%          569,044        2.2         30.1%
                                   2010           158,171      18.0          46.5%        4,241,487       16.3         46.5%
                                   2011            93,389      10.6          57.2%        3,563,195       13.7         60.2%
                                   2012            52,516       6.0          63.2%        1,964,766        7.6         67.8%
                                   2013            59,898       6.8          70.0%        2,036,532        7.8         75.6%
                                   2014            16,341       1.9          71.9%          637,092        2.5         78.0%
                             2015 and beyond      156,029      17.8          89.6%        5,699,591       22.0        100.0%
                                   Vacant          90,862      10.4         100.0%             --         --           --
                             ----------------     -------     ------                     -----------     ------
                                   Total          877,138     100.0%                     $25,966,141     100.0%

----------
1.   Ranked by approximate percentage of total in-place underwritten base rent.

2.   Reflects in-place base rent.

3.   Credit ratings may reflect the rating of the parent company even though the parent company may have no obligations under the related lease.

4.   The VNU Marketing Information, Inc. ("VNU") space is subleased to, and in turn sub-subleased by, Thacher Profitt & Wood LLP. VNU remains fully obligated under the terms of its lease.

5.   34,093 square feet expires 11/30/2008.

6.   25,201 square feet expires 6/29/2012.

7.   33,825 square feet expires 7/31/2010.

8.   321 square feet of storage space expires 1/31/2005.

9.   Based on in-place underwritten base rental revenues.

--------------------------------------------------------------------------------
[UBS INVESTMENT BANK LOGO]              15                [LEHMAN BROTHERS LOGO]

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

11 WEST 42ND STREET (CONT.)

Appraised Value:                    $280,000,000 (as of 9/1/2004)
Cut-Off Date LTV:                   57.1%

U/W NCF(1):                         $15,224,808

Cut-Off Date U/W DSCR(2):           1.35x

Ownership Interest:                 Fee

Reserves:                           On-going for tax and insurance reserves.
                                    Upfront reserves of $2,998,746 for unfunded
                                    tenant allowances and $6,000,000 for
                                    upcoming tenant improvements and leasing
                                    commissions.

Lockbox:                            Hard

Prepayment/Defeasance:              Defeasance beginning two years after
                                    securitization. Prepayment without penalty
                                    permitted three months prior to Maturity
                                    Date.

Mezzanine Debt:                     $40,000,000 outstanding portion of
                                    $48,500,000 Mezzanine Loan (the unfunded
                                    $8,500,000 liquidity facility portion
                                    available for funding during the term of the
                                    Mezzanine Loan for any debt service and/or
                                    operating expense shortfalls) which is
                                    subject to an intercreditor agreement which
                                    complies with rating agency guidelines. The
                                    Mezzanine Loan will not be included in the
                                    LB-UBS 2005-C1 Trust.

----------
1.   Reflects in-place underwritten net cashflow. Underwritten net cashflow based on certain lease-up assumptions applied to vacant square feet is
     $19,643,571.

2.   Calculated based on in-place underwritten net cashflow and the average debt service payment during the amortization term. Underwritten DSCR based on projected underwritten net cashflow is 1.74x.

--------------------------------------------------------------------------------
[UBS INVESTMENT BANK LOGO]              16                [LEHMAN BROTHERS LOGO]

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

MALL DEL NORTE

Shadow Rating(1):                   BBB-/Baa3

Purpose:                            Acquisition

Cut-Off Date Balance:               $113,400,000

Loan Per Square Foot(2):            $166

Interest Rate:                      5.040%

Maturity Date:                      12/1/2014

Term to Maturity:                   10 years

Amortization:                       Interest Only

Sponsor:                            CBL & Associates Properties, Inc. ("CBL")

Property:                           Regional mall comprised of 1,205,958 square
                                    feet(3) of gross leasable area
Property Manager:                   CBL & Associates Management, Inc.,
                                    an affiliate of the Mall Del Norte Borrower

Location:                           Laredo, TX

Year Built:                         1977; last renovated in 2004

In-Line Sales/SF(4):                $379

In-Line Cost of Occupancy(5):       10.7%

Anchors(6):                         Dillard's (153,673 square feet; credit
                                    rating of BB/B2), Foley's/Foley's Home Store
                                    (146,725 square feet; credit rating of
                                    BBB/Baa2), Sears (125,758 square feet;
                                    credit rating of BBB/Baa2), JCPenney
                                    (122,716 square feet, credit rating of
                                    BB+/Ba2), Mervyn's (77,500 square feet),
                                    Beall's (37,293 square feet)

Anchor Sales(7):                    Dillard's ($32.1 million), Foley's/Foley's
                                    Home Store ($30.1 million), Sears($28.1
                                    million), JCPenney ($19.2 million), Mervyn's
                                    ($13.6 million), Beall's ($8.3 million)

----------
1.   S&P and Moody's have indicated to the Depositor that the loan proceeds are expected to contribute AAA/Aaa through BBB-/Baa3 cash flows to the LB-UBS
     2005-C1 Trust.

2.   Based on 683,493 square feet of collateral space.

3.   Collateral consists of 683,493 square feet.

4.   In-line sales are based on a sales report provided by the Borrower for the
     12 months ending 8/31/2004.

5.   Based on an occupancy cost report provider by the Borrower for the 12 months ending 8/31/2003.

6.   Credit ratings for anchors are by S&P and Moody's, respectively, and may reflect the rating of the tenant or a guarantor under the lease or REA.
     Dillard's, Sears and JCPenney own their pads and improvements, therefore their pads and improvements are not part of the collateral.

7.   Anchor sales for Dillard's, Sears and JCPenney are estimates as reported by the Borrower for the year ending 12/31/2003. Anchor sales for
     Foley's/Foley's Home Store, Mervyn's and Beall's are based on a sales report provided by the Borrower for the 12 months ending 8/31/2004.

--------------------------------------------------------------------------------
[UBS INVESTMENT BANK LOGO]              17                [LEHMAN BROTHERS LOGO]

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

MALL DEL NORTE (CONT.)

Top Five In-Line/Major Tenants:     Tenant              Square Feet   % Projected Base Rent    2004 Sales psf(1)    Lease End Date
                                    ------              -----------   ---------------------    -----------------    --------------

                                    Joe Brand               29,413            2.5%                   $422               3/31/2008
                                    Woolworth's Triplex(2)  22,847            1.3%                    N/A               1/31/2008
                                    Lane Bryant(3)          18,015            2.8%                   $274               1/31/2009
                                    Gap/Gap Body/Gap Kids   13,590            3.3%                    N/A               1/31/2006
                                    Luby's Cafeteria        10,024            0.7%                   $240              12/31/2007

Overall Occupancy(4):               87.9%

Appraised Value:                    $174,000,000 (as of 11/1/2004)

Cut-Off Date LTV:                   65.2%

U/W NCF(5):                         $12,605,888

Cut-Off Date U/W DSCR(6):           2.21x

Ownership Interest:                 Fee

Reserves:                           Monthly reserves for real estate taxes and
                                    insurance will only be collected on a
                                    monthly basis following certain trigger
                                    events. Monthly reserves for tenant
                                    improvements, leasing commissions and
                                    capital expenditures will only be collected
                                    on a monthly basis following certain trigger
                                    events. Once triggered, collections of
                                    tenant improvement, leasing commission and
                                    capital expenditure reserves will be capped
                                    at two years.

Lockbox:                            Hard

Prepayment:                         Defeasance beginning two years after
                                    securitization. Prepayment without penalty
                                    permitted three months prior to Maturity
                                    Date.

Additional Collateral:              The Mall Del Norte Borrower delivered a
                                    letter of credit in the aggregate face
                                    amount of $4,181,000 as additional
                                    collateral for the Mall Del Norte Mortgage
                                    Loan. Provided that no default exists under
                                    the Mall Del Norte Mortgage Loan, the face
                                    amount of the letter of credit will be
                                    reduced as the aggregate base rent
                                    (determined in accordance with the related
                                    loan documents) increases over $9,849,920
                                    and will be released to the Mall Del Norte
                                    Borrower when such aggregate base rent
                                    equals or exceeds $10,311,290.

----------
1.   In-line sales are based on a sales report provided by the Borrower for the
     12 months ending 8/31/2004

2.   The tenant on the lease is FW Woolworth. The tenant has subleased the space to Kids Footlocker, Lady Footlocker and Burger King.

3.   Lane Bryant subleases a portion of its space to New York and Company.

4.   The overall occupancy percentage is based on the projected underwritten occupancy. In-line occupancy percentage based on the projected underwritten occupancy is 90.5%. Current overall occupancy based on executed leases is
     86.2% and current in-line occupancy based on executed leases is 84.8%.

5.   Based on the projected underwritten net cash flow. The current underwritten net cash flow is $12,204,158

6.   Based on the projected underwritten net cash flow and interest only payments based on an interest rate of 5.040% calculated on a 30/360 basis.

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                                                      SIGNIFICANT MORTGAGE LOANS

MACQUARIE DDR PORTFOLIO(1)

Shadow Rating(2):                   BBB-/Baa3

Purpose:                            Acquisition

Cut-Off Date Balance:               $85,000,000

Loan Per Square Foot(3):            $106

Interest Rate:                      4.910%

Maturity Date:                      1/11/2012

Term to Maturity:                   7 years

Amortization:                       Interest Only

Sponsor:                            Macquarie DDR

Trust Property:                     The portfolio is comprised of four power
                                    centers/community centers with an aggregate
                                    of 1,891,778 square feet of total space, of
                                    which approximately 799,898 square feet are
                                    collateral and 136,715 square feet are
                                    subject to ground leases.

Property Manager:                   Developers Diversified Realty Corporation

Location:                           Aurora, CO; Irving, TX; Lewisville, TX;
                                    Columbia, SC

Years Built:                        1990-2002

U/W Overall Occupancy(4):           94.9% (as of 12/3/2004)

----------
1.   The loan is structured as a single note secured by four power centers/community centers.

2.   S&P and Moody's have indicated to the Depositor that the loan proceeds are expected to contribute AAA/Aaa through BBB-/Baa3 cash flows to the LB-UBS
     2005-C1 Trust.

3.   Based on 799,898 square feet of collateral space.

4.   Calculated as a weighted average physical occupancy based on the allocated loan balances as of the rent roll dated 12/3/2004. Collateral physical occupancy is 93.4%. The overall occupancy based on tenant spaces leased including master leased space, and unexecuted leases for expansion, and relocation space is 99.9% based on allocated loan amounts and based on gross square footage. DDR is responsible for paying any shortfall with respect to unexecuted leases. The overall collateral is 100% leased and includes master leased space and unexecuted leases for expansion and relocation space.

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                                                      SIGNIFICANT MORTGAGE LOANS

MACQUARIE DDR PORTFOLIO (CONT.)

Major Tenants:                      The portfolio is shadow anchored by tenants
                                    including Wal-mart, Garden Ridge, Home Depot
                                    and Sam's Club(1). The portfolio includes
                                    106 tenants and no tenant represents more
                                    than 10.0% of the total base rent.

                                                                        Lease
                                    Tenant            Square Feet     End Date
                                    ---------         -----------     ---------
                                    Kohl's(2)           86,500        1/31/2021
                                    Marquee Cinemas(3)  77,581        9/30/2018
                                    Petsmart(4)         63,294        9/30/2009
                                    Academy Sports(3)   61,417        7/31/2016
                                    Best Buy(3)         46,039        1/31/2010

Appraised Value(5)                  $143,900,000

Cut-Off Date LTV:                   59.1%

U/W NCF(6):                         $10,266,843

Cut-Off Date U/W DSCR(6) (7):       2.46x

Ownership Interest:                 Fee

Release of Properties:              Yes

Substitution of Properties:         Yes

Reserves:                           Monthly reserves for real estate taxes,
                                    insurance, replacement reserves and TI/LC's
                                    will only be required following an event of
                                    default.

Lockbox:                            Hard

Prepayment:                         The Loan will be locked out for twelve
                                    months, thereafter in whole or in part the
                                    loan may be prepaid with yield maintenance.
                                    In addition, the loan may be defeased in
                                    whole or in part two years after
                                    securitization. Prepayment without penalty
                                    allowed six months prior to Maturity Date.

----------
1.   The anchors own their pads and improvements and therefore, such pads and improvements are excluded from the collateral. Wal-Mart is located at
     MacArthur Marketplace (219,000 square feet) and Pioneer Hills (225,000 square feet). Garden Ridge is located at Lakepointe Crossing and the tenant is currently in bankruptcy. Home Depot is located at Pioneer Hills and
     Sam's Club is located at MacArthur Marketplace.

2.   Kohl's is located at MacArthur Marketplace and its pad is subject to a ground lease, therefore the improvements are owned by the anchor and are not part of the collateral.

3.   Marquee Cinemas is located at MacArthur Marketplace. Academy Sports and
     Best Buy are located at Lakepointe Crossing.

4.   The lease end date reflects the expiration date for the 25,631 square foot location at Lakepointe. Petsmart is also located at MacArthur Marketplace
     (18,856 square feet, lease end date of 1/31/2018) and Pioneer Hills (18,807 square feet, lease end date of 10/31/2017).

5.   Represents the aggregate appraised value: $36,500,000 (Harbison Court) as of 1/1/2005; $42,900,000 (Lakepointe Crossing) as of 9/30/2004; $33,000,000
     (MacArthur Marketplace) as of 9/30/2004; and $31,500,000 (Pioneer Hills) as
     of 9/30/2004.

6.   U/W Net Cash Flow and U/W NCF DSCR were calculated including income from master leases to DDR and unexecuted leases for expansion and relocation space. DDR is responsible for paying any shortfall with respect to unexecuted leases.

7.   Based on interest only payments based on an interest rate of 4.910%, calculated on a 30/360 basis.

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                                                      SIGNIFICANT MORTGAGE LOANS

IBM GAITHERSBURG

Shadow Rating(1):                   A+/A1

Purpose:                            Acquisition

Cut-Off Date Balance:               $46,400,000

Loan Per Square Foot:               $118

Interest Rate:                      4.6175%

Maturity Date:                      11/11/2011

Term to Maturity:                   7 years

Amortization:                       Interest only

Sponsor:                            Wells Real Estate Investment Trust II, Inc.

Property:                           Two-story Class A/B suburban office building
                                    with 393,000 square feet of net rentable
                                    area including a high technology data center
                                    and on-site surface parking with
                                    approximately 1,358 spaces.

Property Manager:                   International Business Machines Corporation
                                    ("IBM"), the tenant

Location:                           Gaithersburg, Maryland

Year Built:                         1986

Occupancy:                          100% (as of 12/1/2004)

                                                         Approx. % of                                  Ratings
Major Tenants:                      Tenant  Square Feet   Base Rent   Rent PSF(2)  Lease End Date   S&P/Moody's(3)
                                    ------  -----------   ---------   -----------  --------------   --------------

                                    IBM       393,000        100%        $14.35       3/31/2016          A+/A1

----------
1.   S&P and Moody's have indicated to the Depositor that the loan proceeds are expected to contribute AAA/Aaa through A+/A1 cashflows to the LB-UBS
     2005-C1 Trust.

2.   Reflects in-place base rent.

3.   Credit ratings reflect tenant company.

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                                                      SIGNIFICANT MORTGAGE LOANS

IBM GAITHERSBURG (CONT.)

Appraised Value:                    $82,000,000 (as of 10/11/2004)

Cut-Off Date LTV:                   56.6%

U/W NCF:                            $6,571,682

Cut-Off Date U/W DSCR(1):           3.03x

Ownership Interest:                 Fee

Reserves:                           Springing reserves for taxes, insurance and
                                    CapEx costs.

Lockbox:                            Springing

Prepayment/Defeasance:              Defeasance permitted two years after
                                    securitization. Prepayment without penalty
                                    permitted three months prior to Maturity
                                    Date.

Release:                            An unimproved open-surface parking parcel is
                                    subject to release as long as substitute
                                    parking for 492 spaces has been provided.

----------
1.   Calculated based on underwritten net cashflow and interest rate calculated on actual/360 day basis.

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                                                      SIGNIFICANT MORTGAGE LOANS

UNITED STATES DISTRICT COURTHOUSE

Shadow Rating(1):                   AAA/Aaa

Purpose:                            Refinance

Cut-Off Date Balance:               $22,000,000

Loan Per Square Foot:               $470

Interest Rate:                      5.280%

Maturity Date:                      9/11/2019

Term to Maturity:                   14.67 years (Fully Amortizing)

Amortization:                       14.67 years (Fully Amortizing)

Sponsors:                           Michael P. Ibe, Western Devcon, Inc.

Property:                           Two story federal courthouse building
                                    containing approximately 46,813 square feet.

Property Manager:                   Western Devcon, Inc.

Location:                           El Centro, CA

Year Built:                         2004

Occupancy:                          100% (as of 10/22/2004)

                                                                                Approx. % of                 Lease
Major Tenant:                       Tenant                        Square Feet    Base Rent   Rent PSF (2)   End Date
                                    ------                        -----------    ----------- ------------   ---------

                                    General Services Administration
                                    (U.S. Government) (3)            46,813          100%       $61.11      9/30/2019

----------
1.   S&P and Moody's have indicated to the Depositor that the loan proceeds are expected to contribute AAA/Aaa cash flows to the LB-UBS 2005-C1 Trust.

2.   Reflects in-place base rent plus amortization of tenant improvements equal to $15.25 per square foot.

3.   The GSA lease is 15 years at a flat rent, with a 15-year term. Landlord is responsible for all operating and building expenses. In lieu of operating expense reimbursement, GSA pays a CPI increase on a negotiated base amount
     ($671,113) plus increases in real estate taxes. Annually, CPI will be applied to this amount and paid as additional rent. The base amount compounds by CPI for subsequent year calculations.

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                                                      SIGNIFICANT MORTGAGE LOANS

UNITED STATES DISTRICT COURTHOUSE (CONT.)

Appraised Value:                    $26,200,000 (as of 11/19/2004)

Cut-Off Date LTV:                   84.0%

U/W NCF:                            $2,299,423

Cut-Off Date U/W DSCR(1):           1.07x

Ownership Interest:                 Fee

Reserves:                           On-going for taxes and insurance.

Lockbox:                            Hard

Prepayment/Defeasance:              Defeasance beginning two years after
                                    securitization. Prepayment without penalty
                                    permitted six months prior to Maturity Date.

----------
1.   Calculated based on an actual debt constant of 9.810%.

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                                                      SIGNIFICANT MORTGAGE LOANS

OTHER SIGNIFICANT MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                        OTHER SIGNIFICANT MORTGAGE LOAN CHARACTERISTICS
----------------------------------------------------------------------------------------------------------------------------------
                                                                                        PERCENT OF
NAME                                           PROPERTY TYPE     CUT-OFF DATE        INITIAL MORTGAGE       U/W         LTV(2)
                                                                    BALANCE            POOL BALANCE       DSCR(1)
----------------------------------------------------------------------------------------------------------------------------------

2100 Kalakaua Avenue                          Anchored Retail      $130,000,000            8.2%            1.30x        71.4%
----------------------------------------------------------------------------------------------------------------------------------
Wilshire Rodeo Plaza Loans(3)                 Office / Retail       112,700,000            7.1             1.59         72.6
----------------------------------------------------------------------------------------------------------------------------------
Lembi Portfolio(4)                              Multifamily          95,000,000            6.0             1.20         79.5
----------------------------------------------------------------------------------------------------------------------------------
U-Store-It Portfolio II(5)                      Self-Storage         90,000,000            5.7             1.54         67.1
----------------------------------------------------------------------------------------------------------------------------------
The Courtyard Marriott Midtown East                Hotel             44,933,103            2.8             1.75         56.9
----------------------------------------------------------------------------------------------------------------------------------
Concord Portfolio                               Multifamily          41,000,000            2.6             1.42         66.7
----------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                              -             $513,633,103           32.5%            1.44X        70.8%
----------------------------------------------------------------------------------------------------------------------------------

----------
1.   Calculated based on underwritten net cashflow, and debt service constant or interest rate, as applicable.

2.   Calculated based on Cut-Off Date Balance and the related or estimated appraised value.

3.   The Wilshire Rodeo Plaza Loans are two cross-collateralized and cross-defaulted mortgage loans on the entire Property. The amount of the
     Wilshire Rodeo Plaza Loan -Office is $74,700,000 and the amount of the
     Wilshire Rodeo Plaza Loan -Retail is $38,000,000.

4.   The Lembi Portfolio is secured by five cross-collateralized and cross-defaulted mortgage loans on 14 multifamily and commercial properties.

5.   The U-Store-It Portfolio II consists of 21 self-storage properties.

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                                                      SIGNIFICANT MORTGAGE LOANS

2100 KALAKAUA AVENUE

Purpose:                            Acquisition

Cut-Off Date Balance:               $130,000,000

Loan Per Square Foot:               $1,350

Interest Rate:                      5.800%

Maturity Date:                      12/11/2014

Term to Maturity:                   10 years

Amortization:                       Interest Only

Sponsors:                           Melvin Heller and Robert Siegel

Property:                           Nine three-story townhouse-style
                                    luxury-retail boutique buildings aggregating
                                    96,271(1) square feet of gross leasable area

Property Manager:                   CB Richard Ellis Hawaii, Inc.

Location:                           Honolulu, HI

Year Built:                         2002

Occupancy(2):                       70.8% (as of 11/30/2004)

Tenants(3):                         Gucci (18,761 square feet, lease expiration
                                    11/30/2027, credit ratings of BBB-/NR);
                                    Chanel (18,744 square feet, lease expiration
                                    10/31/2027); Tiffany & Co. (11,226 square
                                    feet, lease expiration 10/31/2017, credit
                                    ratings of NR/Baa2); Coach (7,240 square
                                    feet, lease expiration 1/31/2019); Tod's
                                    (4,991 square feet, lease expiration
                                    11/30/2014); Yves Saint Laurent (7,240
                                    square feet, lease expiration 11/30/2027,
                                    credit ratings of BBB-/NR)

----------
1.   Property consists of 64,238 square feet of first and second floor retail space and 32,033 square feet of third floor office and storage space.

2.   Reflects physical occupancy. Occupancy is projected to increase to 89.1%
     based on assumed execution of a draft lease for 3,225 square feet of space and projected lease-up of 14,335 square feet of additional space.

3.   Credit ratings may reflect the rating of the parent company even though the parent company may have no obligations under the related lease.

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                                                      SIGNIFICANT MORTGAGE LOANS

2100 KALAKAUA AVENUE (CONT.)

Tenant Sales(1):                    Gucci ($19.4 million); Chanel ($29.6
                                    million); Tiffany & Co. ($20.2 million);
                                    Coach (NA); Tod's ($4.1 million); Yves Saint
                                    Laurent ($3.2 million)

Appraised Value:                    $182,000,000 (as of 10/6/2004)

Cut-Off Date LTV:                   71.4%

U/W NCF(2):                         $9,911,837

Cut-Off Date U/W DSCR(3):           1.30x

Ownership Interest:                 Fee

Reserves:                           On-going for taxes and insurance. $7,000,000
                                    TI/LCs and CapEx guaranty from Sponsors. In
                                    addition, Sponsors provide a $3.6 million
                                    guaranty for future TI costs owed to certain
                                    existing tenants.

Lockbox:                            Hard

Prepayment/Defeasance:              Defeasance permitted two years after
                                    securitization. Prepayment without penalty
                                    permitted three months prior to Maturity
                                    Date.

Mezzanine Debt:                     $15,000,000 mezzanine loan is co-terminus
                                    with the first mortgage and is subject to an
                                    intercreditor agreement which generally
                                    complies with rating agency guidelines.

----------
1.   Tenant sales for the trailing twelve months ending 9/2004 (except for Yves
     Saint Laurent which are for the ten months ending 7/2004) generated from a
     Borrower provided sales report. Coach sales not available as store opened in mid-November 2003.

2.   Reflects in-place underwritten net cashflow. Underwritten net cashflow based on certain lease-up assumptions applied to vacant square feet is
     $12,569,890.

3.   Calculated based on in-place underwritten net cashflow and interest rate calculated on actual/360 day basis. Underwritten DSCR based on underwritten net cashflow is 1.64x.

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                                                      SIGNIFICANT MORTGAGE LOANS

WILSHIRE RODEO PLAZA LOANS(1)

Purpose:                            Acquisition

Cut-Off Date Balance:               $112,700,000

Loan Per Square Foot:               $425

Interest Rate:                      5.276%

Maturity Date:                      04/11/2014

Term to Maturity:                   9.33 years

Amortization:                       Interest only

Sponsor:                            Broadway Real Estate Partners, LLC

Property:                           Class A office/retail property comprised of
                                    two buildings aggregating 265,000 square
                                    feet (208,145 square feet of office space
                                    and 56,855 square feet of retail space) and
                                    a 484-space, 4-level below-grade parking
                                    garage.

Property Manager:                   Broadway Real Estate Services, LLC

Location:                           Beverly Hills, California

Year Built:                         The Wilshire Building: 1935, renovated 1987;
                                    The Rodeo Building: 1984

Occupancy(2):                       98.0% (as of 12/8/2004)

----------

1.   The Wilshire Rodeo Plaza Loans are two cross-collateralized and cross-defaulted mortgage loans on the entire Property. The amount of the
     Wilshire Rodeo Plaza Office loan is $74,700,000 and the amount of the
     Wilshire Rodeo Plaza Retail loan is $38,000,000.

2.   Weighted average based on loan amounts and office occupancy of 97.0% and retail occupancy of 100.0%.

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                                                      SIGNIFICANT MORTGAGE LOANS

WILSHIRE RODEO PLAZA LOANS (CONT.)

                                                                            Approx. % of                Lease     Ratings
Major Office Tenants(1):            Tenant                     Square Feet   Base Rent   Rent PSF(2)  End Date   S&P/Moody's(3)
                                    ------                     -----------  ------------ -----------  --------   --------------

                                    UBS Financial Services, Inc.  71,295        39.8%      $41.40     2/7/2015     AA+/Aa2
                                    United Talent Agency, Inc.    62,561        32.4%      $43.14     2/28/2011(4)   NR
                                    Merrill Lynch                 37,014        15.7%      $26.26     2/28/2015     A+/Aa3

Retail Tenants(3):                  Niketown (34,090(6) square feet, lease
                                    expiration 8/31/2011, credit ratings of
                                    A/A2); Burberry (10,777(7) square feet,
                                    lease expiration 9/30/2016); St. John Knits
                                    (11,988 square feet, lease expiration
                                    10/14/2013)
Retail Tenant Sales(5):             NAV, retail tenants not required to report
                                    sales.

                                                 Approximate     As % of    Cumulative     Approximate      As % of     Cumulative
Office Rollover Schedule:                          Expiring        Total    % of Total    Expiring Base   Total Base    % of Total
                                    Year         Square Feet   Square Feet  Square Feet    Revenues(7)    Revenues(7)  Base Revenues
                                    ----         -----------   -----------  -----------    -----------    -----------  -------------

                                   2005                 0          0.0%         0.0%        $        0         0.0          0.0%
                                   2006            17,386          8.4          8.4%           630,941         7.3          7.3%
                                   2007                 0          0.0          8.4%                 0         0.0          7.3%
                                   2008                 0          0.0          8.4%                 0         0.0          7.3%
                                   2009                 0          0.0          8.4%                 0         0.0          7.3%
                                   2010             6,651          3.2         11.5%           259,056         3.0         10.4%
                                   2011            60,650         29.1         40.7%         2,710,370        31.6         41.9%
                                   2012             6,333          3.0         43.7%           218,868         2.5         44.5%
                                   2013                 0          0.0         43.7%                 0         0.0         44.5%
                                   2014                 0          0.0         43.7%                 0         0.0         44.5%
                              2015 and beyond     110,888         53.3         97.0%         4,771,412        55.5        100.0%
                                  Vacant            6,237          3.0        100.0%              --          --           --
                              ---------------     -------        -----        ------         ---------        ----        ------
                                  Total           208,145        100.0%                     $8,590,649                    100.0%

----------
1.   Ranked by approximate percentage of total underwritten base rent for office space.

2.   Reflects in-place base rent.

3.   Credit ratings may reflect the rating of the parent company even though the parent company may have no obligations under the related lease.

4.   1,911 square feet expires 2/28/2006.

5.   NAV means not available.

6.   Niketown square feet includes 15,238 square feet of storage space.

7.   Burberry also has 250 square feet of storage space in the office unit.

8.   Based on underwritten base rental revenues of office space.

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                                                      SIGNIFICANT MORTGAGE LOANS

WILSHIRE RODEO PLAZA LOANS (CONT.)

Appraised Value(1):                 $155,400,000 (as of 11/10/2004)

Cut-Off Date LTV:                   72.6%(2)

U/W NCF:                            $9,614,481

Cut-Off Date U/W DSCR(3):           1.59x(4)

Ownership Interest:                 Fee(5)

Reserves:                           On-going tax, insurance, and replacement
                                    reserves. Upfront reserves of $464,806 for
                                    unfunded TI/LCs, $1,223,147 for rent
                                    abatement reserve, $132,506 required repairs
                                    reserve, and $3,200,000 for rollover reserve
                                    for United Talent Agency space. Future
                                    rollover reserves upon non-renewal of
                                    specified tenant leases. Lease termination
                                    payments reserved, as applicable.

Lockbox:                            Hard

Prepayment/Defeasance:              Defeasance permitted two years after
                                    securitization. Prepayment without penalty
                                    permitted three months prior to Maturity
                                    Date

Partial Release:                    Upon finalization of split into condominium
                                    units and sale of retail condominium portion
                                    to a third-party purchaser, the retail loan
                                    and retail unit will be released from the
                                    cross-collateralization subject to certain
                                    terms and conditions pursuant to the loan
                                    documents.

Mezzanine Debt:                     Right to incur mezzanine debt subject to
                                    certain conditions including combined DSCR
                                    including mezzanine debt not less than 1.40x
                                    and subject to an intercreditor agreement
                                    which complies with rating agency
                                    guidelines.

----------
1.   Based on values of $101,100,000 for office and $54,300,000 for retail assuming conversion to condominium units. As-is value for entire property is $155,000,000 as of 11/10/2004.

2.   Weighted average based on loan amounts and office LTV of 73.9% and retail
     LTV of 70.0%.

3.   Calculated based on projected underwritten net cashflow and interest rate calculated on actual/360 day basis.

4.   Weighted average based on loan amounts and office underwritten debt service coverage ratio of 1.67x and retail underwritten debt service coverage ratio of 1.44x.

5.   The Borrower has the right to create an office and garage condominium unit and a retail condominium unit as contemplated pursuant to the loan documents.

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                                                      SIGNIFICANT MORTGAGE LOANS

LEMBI PORTFOLIO(1)

Purpose:                            Refinance

Cut-Off Date Balance:               $95,000,000

Loan Per Unit(2):                   $217,391

Interest Rate:                      6.080%

Maturity Date:                      12/11/2009

Term to Maturity:                   5 years

Amortization:                       Interest Only

Sponsors:                           Frank E. Lembi, Walter R. Lembi, Olga Lembi
                                    Residual Trust, and Billie Z. Salevouris

Property:                           The portfolio is comprised of five loans
                                    consisting of fourteen multifamily and
                                    commercial properties. There are a total of
                                    437 units including 24 commercial units. The
                                    multifamily unit mix is comprised of 116
                                    studio units, 259 one-bedroom units, and 31
                                    two-bedroom units, 6 three-bedroom units,
                                    and 1 four-bedroom unit.

Property Manager:                   Self-managed by Borrowers

Location:                           San Francisco, CA

Years Built:                        From 1906-1980 with renovations as units
                                    turn over

Overall Occupancy(3):               95.2% (as of 12/6/2004)

----------
1.   The Lembi Portfolio consists of five cross-collateralized and cross-defaulted loans: LSL Property Holdings II, LLC ($48,950,000, six properties), LSL Property Holdings IV, LLC ($18,700,000, two properties),
     FEL Properties II, LLC ($16,650,000, four properties), FEL-WRL Properties
     II, LLC ($1,800,000, one property), 950 II, LLC ($8,900,000, one property).

2.   Includes commercial units.

3.   As of 12/6/2004 and calculated as a weighted average based on allocated loan balance, and includes commercial units.

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SIGNIFICANT MORTGAGE LOANS
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                                                      SIGNIFICANT MORTGAGE LOANS

LEMBI PORTFOLIO (CONT.)

Appraised Value:                    $120,300,000 (as of 11/19/2004)

Cut-Off Date LTV (1):               79.5%

U/W NCF:                            $7,030,930

Cut-Off Date U/W DSCR (1)(2):       1.20x

Ownership Interest:                 Fee

Release of Properties:              Yes

Reserves:                           On-going for taxes, insurance, and CapEx.

Lockbox:                            Springing

Prepayment/Defeasance:              Defeasance beginning two years after
                                    securitization. Prepayment without penalty
                                    allowed three months prior to Maturity Date.

Mezzanine Debt:                     $5,000,000 full-recourse mezzanine financing
                                    which is co-terminus with the first mortgage
                                    and is subject to an intercreditor agreement
                                    that generally complies with rating agency
                                    guidelines.

Recourse (3):                       Combined with the mezzanine debt of
                                    $5,000,000, the total loan amount is
                                    $100,000,000. The loans are initially 100%
                                    full recourse to the borrower and its
                                    sponsors. The recourse on $90,000,000 of the
                                    first mortgages is to be released when the
                                    entire $100,000,000 (first mortgage and
                                    mezzanine) loan amount achieves a debt
                                    service coverage ratio of at least 1.20x
                                    based on the trailing 12-month underwritten
                                    net cash flow, a 30-year amortization
                                    schedule and the actual interest rate.
                                    $5,000,000 of the first mortgage loan is
                                    full recourse throughout the term of the
                                    loan.

----------
1.   As of the Cut-Off Date and calculated as a weighted average based on allocated loan balances.

2.   Calculated as a weighted average and based on interest only payments based on an interest rate of 6.08% calculated on an actual/360 basis.

3.   A non-consolidation opinion was not obtained for the Lembi Portfolio loan because the loan is fully recourse to the principals until certain conditions are satisfied.

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SIGNIFICANT MORTGAGE LOANS
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                                                      SIGNIFICANT MORTGAGE LOANS

U-STORE-IT PORTFOLIO II

Purpose:                            Refinance

Cut-Off Date Balance:               $90,000,000

Loan Per Square Foot:               $56

Interest Rate:                      5.190%

Maturity Date:                      5/11/2010

Term to Maturity:                   5.5 years

Amortization(1):                    27 years

Sponsor:                            U-Store-It Trust

Property:                           Portfolio of 21 self-storage facilities with
                                    an aggregate of 14,452 units containing
                                    approximately 1,613,340 square feet

Property Manager:                   YSI Management LLC

Location:                           Florida (4 properties), California (5
                                    properties), Ohio (3 properties), Georgia (2
                                    properties), Maryland (1 property), North
                                    Carolina (2 properties), Pennsylvania (1
                                    property), New York (1 property),
                                    Massachusetts (1 property) and New Jersey (1
                                    property)

Year Built:                         Various

Occupancy(2):                       86.3% (TTM through 9/30/2004)

----------
1.   Interest only during first year.

2.   Weighted average based on allocated loan amounts.

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                                                      SIGNIFICANT MORTGAGE LOANS

U-STORE-IT PORTFOLIO II (CONT.)

Appraised Value:                    $134,095,000 (as of 9/4/2004 through
                                    9/24/2004)

Cut-Off Date LTV(1):                67.1%

U/W NCF(2):                         $9,551,510

Cut-Off Date U/W DSCR(3):           1.54x

Ownership Interest:                 Fee

Reserves:                           On-going for taxes and replacement reserves
                                    at $19,669 per month or following the
                                    release or substitution of a property, an
                                    amount based on $0.15 per square foot per
                                    annum. Insurance reserves not required so
                                    long as the properties are covered under the
                                    Sponsor's blanket insurance policy.

Lockbox:                            Springing

Prepayment/Defeasance:              Defeasance beginning two years after
                                    securitization. Prepayment without penalty
                                    permitted three months prior to Maturity
                                    Date.

Release of Properties:              Yes

Substitution of Properties:         Permitted up to one-third of the original
                                    principal amount

----------
1.   Calculated based on the aggregate of the appraised values for the 21 properties securing the loan.

2.   Reflects in-place underwritten net cashflow. Underwritten net cashflow based on assumption of an increase in the aggregate average occupancy is
     $10,174,353.

3.   Calculated based on in-place underwritten net cashflow and annual debt constant of 6.893% commencing year two. Underwritten DSCR based on underwritten net cashflow is 1.64x.

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SIGNIFICANT MORTGAGE LOANS
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                                                      SIGNIFICANT MORTGAGE LOANS

THE COURTYARD MARRIOTT MIDTOWN EAST

Purpose:                            Acquisition

Cut-Off Date Balance:               $44,933,103

Loan Per Room:                      $146,362

Interest Rate:                      5.195%

Maturity Date:                      12/11/2009

Term to Maturity:                   5 years

Amortization:                       25 years

Sponsor:                            DiamondRock Hospitality Company

Property:                           307-room hotel, one of four condominium
                                    units in a 31-story building, conveniently
                                    located in Midtown Manhattan in proximity to
                                    major attractions such as Rockefeller
                                    Center, the United Nations, Central Park,
                                    and boutique shops on Fifth and Madison
                                    Avenues.

Property Manager:                   Courtyard Management Corporation, an
                                    affiliate of Marriott International, Inc.

Location:                           New York, NY

Year Built:                         1966; renovated in 1998, 2001

Occupancy(1):                       88.0%

ADR(1):                             $182.54

RevPAR(1):                          $160.61

----------
1.   For the trailing twelve months ending 9/2004.

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                                                      SIGNIFICANT MORTGAGE LOANS

THE COURTYARD MARRIOTT MIDTOWN EAST (CONT.)

Appraised Value:                    $78,900,000 (as of 10/28/2004)

Cut-off Date LTV:                   56.9%

U/W NCF(1):                         $5,625,063

Cut-off Date U/W DSCR(2):           1.75x

Ownership Interest:                 Fee (condominium)

Reserves:                           Springing for taxes, insurance, other
                                    (condominium) charges and FF&E are based
                                    upon DSCR falling below 1.15x. Upfront FF&E
                                    reserve of $4.5 million.
Lockbox:                            Soft
Prepayment:                         Defeasance permitted three years after note
                                    date. Prepayment without penalty permitted
                                    three months prior to Maturity Date.

----------
1.   Reflects in-place underwritten net cashflow. Underwritten net cashflow based on assumption of increase in ADR is $5,949,758.

2.   Calculated based on in-place underwritten net cashflow and annual debt constant of 7.152%. Underwritten DSCR based on underwritten net cashflow is
     1.85x.

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                                                      SIGNIFICANT MORTGAGE LOANS

CONCORD PORTFOLIO

Purpose:                            Refinance

Cut-Off Date Balance:               $41,000,000

Loan Per Unit:                      $48,122

Interest Rate:                      5.905%

Maturity Date:                      1/11/2015

Term to Maturity:                   10 years

Amortization:                       30 years

Sponsor:                            American Opportunity For Housing Inc.
                                    ("AOH")

Property:                           The portfolio is comprised of three
                                    properties totaling 852 There are a total of
                                    384 units. one-bedroom units, 432
                                    two-bedroom units, and 36 three-bedroom
                                    units. The units average 1,003 square feet
                                    for one-bedroom units, 1,322 square feet for
                                    two-bedroom units, and 1,647 square feet for
                                    three- bedroom units.

Property Manager:                   The Lynd Company, a third party manager

Location:                           Houston, TX

Years Built:                        2001-2003

Overall Occupancy(1):               96.5% (as of 8/31/2004)

----------
1.   Calculated as a weighted average based on the allocated loan balances as of the rent roll dated 8/31/2004.

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SIGNIFICANT MORTGAGE LOANS
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                                                      SIGNIFICANT MORTGAGE LOANS

CONCORD PORTFOLIO (CONT.)

Appraised Value:                    $61,450,000 (as of 9/01/04-9/08/04)

Cut-Off Date LTV:                   66.7%

U/W NCF(1):                         $4,142,380

Cut-Off Date U/W DSCR(1) (2):       1.42x

Ownership Interest:                 Fee Simple

Release of Properties:              No

Reserves:                           On-going for insurance and CapEx.

Lockbox:                            Springing

Prepayment/Defeasance:              Defeasance beginning two years after
                                    securitization. Prepayment without penalty
                                    allowed three months prior to Maturity Date.

Mezzanine Debt:                     $13,425,000 mezzanine financing, which is
                                    co-terminus with the first mortgage and is
                                    subject to an intercreditor agreement that
                                    generally complies with rating agency
                                    guidelines.

----------
1.   Calculated taking into account the Borrowers' and the sole member of the
     Borrowers' exclusion from ad valorem real estate taxes and assessments in accordance with the Texas Property Tax Code. In the event of a foreclosure or other transfer of the mortgaged property, such mortgaged property will no longer be exempt from ad valorem real estate taxes and assessments in accordance with the Texas Property Tax Code. Without such exemption, the
     U/W Net Cash Flow and U/W NCF DSCR for the mortgaged property would be
     $2,973,426 and 1.02, respectively.

2.   Calculated as a weighted average and based on an actual debt constant of
     7.121%.

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                                                      SIGNIFICANT MORTGAGE LOANS

TOP TEN LOANS

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                                                     TOP TEN LOAN CHARACTERISTICS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      PERCENT OF
NAME                                   PROPERTY TYPE    NUMBER OF     CUT-OFF DATE  INITIAL MORTGAGE  U/W DSCR    LTV  S&P/MOODY'S
                                                        PROPERTIES      BALANCE       POOL BALANCE
------------------------------------------------------------------------------------------------------------------------------------

11 West 42nd Street                       Office             1       $160,000,000         10.1%         1.35x     57.1%    BBB/Baa3
------------------------------------------------------------------------------------------------------------------------------------
2100 Kalakaua Avenue                  Anchored Retail        1        130,000,000          8.2          1.30      71.4        NR
------------------------------------------------------------------------------------------------------------------------------------
Mall Del Norte                         Regional Mall         1        113,400,000          7.2          2.21      65.2     BBB-/Baa3
------------------------------------------------------------------------------------------------------------------------------------
Wilshire Rodeo Plaza Loans(1)         Office / Retail        2        112,700,000          7.1          1.59      72.6        NR
------------------------------------------------------------------------------------------------------------------------------------
Lembi Portfolio(2)                      Multifamily         14         95,000,000          6.0          1.20      79.5        NR
------------------------------------------------------------------------------------------------------------------------------------
U-Store-It Portfolio II                Self-Storage         21         90,000,000          5.7          1.54      67.1        NR
------------------------------------------------------------------------------------------------------------------------------------
Macquarie DDR Portfolio               Anchored Retail        4         85,000,000          5.4          2.46      59.1    BBB-/Baa3
------------------------------------------------------------------------------------------------------------------------------------
IBM Gaithersburg                          Office             1         46,400,000          2.9          3.03      56.6      A+/A1
------------------------------------------------------------------------------------------------------------------------------------
The Courtyard Marriott Midtown East        Hotel             1         44,933,103          2.8          1.75      56.9        NR
------------------------------------------------------------------------------------------------------------------------------------
Concord Portfolio                       Multifamily          3         41,000,000          2.6          1.42      66.7        NR
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                      -              49       $918,433,103         58.2%         1.69X     65.9%          -
------------------------------------------------------------------------------------------------------------------------------------

----------
1.   The Wilshire Rodeo Plaza Loans are two cross-collateralized and cross-defaulted mortgage loans on the entire Property. The amount of the
     Wilshire Rodeo Plaza Office loan is $74,700,000 and the amount of the
     Wilshire Rodeo Plaza Retail loan is $38,000,000.

2.   The Lembi Portfolio consists of five cross-collateralized and cross-defaulted mortgage loans secured by 14 multifamily and commercial properties.

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                                                                  SUMMARY POINTS

SUMMARY POINTS
--------------------------------------------------------------------------------

o    Weighted average DSCR of 1.54x; weighted average Cut-Off Date LTV of 69.9%

o    The Significant Mortgage Loans discussed in this presentation have a weighted average DSCR of 1.68x and a weighted average Cut-Off Date LTV of
     66.3% and collectively represent 59.6% of the initial mortgage pool balance. The ten largest loans represent 58.2% of the initial mortgage pool balance.

o    Office, Regional Mall, Multifamily(1), Anchored Retail,
     Industrial/Warehouse and Investment Grade Loans comprise 83.4% of the initial mortgage pool balance

o    Geographically diversified with properties located in 26 states

o    Excluding the Investment Grade Loans, 88.1% of the loans have ongoing reserves for taxes or an investment grade tenant that is permitted to pay taxes directly; 82.2% of the loans have ongoing reserves for insurance or an investment grade tenant that is permitted to maintain insurance or self-insure; and 87.4% of the loans have ongoing reserves for replacements

o    97.3% of the initial mortgage pool balance have cash management systems

o    Established relationship between Lehman Brothers and UBS Investment
     Bank--this transaction marks the 30th overall transaction between Lehman
     Brothers and UBS Investment Bank since early 2000

----------
1.   Multifamily component includes MHP properties representing 0.34% of the aggregate pool.

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                                                              INVESTOR REPORTING

INVESTOR REPORTING
--------------------------------------------------------------------------------
                                                              INVESTOR REPORTING

Updated collateral summary information will be a part of the monthly remittance report in addition to detailed P&I payment and delinquency information.
Quarterly NOI and occupancy data, to the extent delivered by the borrowers, will be available to Certificateholders through the Trustee. The following is a list of all the reports that will be available to Certificateholders:

    NAME OF REPORT                                DESCRIPTION (INFORMATION PROVIDED)
    --------------                                ----------------------------------

1   Distribution Date Statements                  Principal and interest distributions, principal balances
2   Mortgage Loan Status Report                   Portfolio stratifications
3   Comparative Financial Status Report           Revenue, NOI, DSCR to the extent available
4   Delinquent Loan Status Report                 Listing of delinquent Mortgage Loans
5   Historical Loan Modification & Corrected      Information on modified Mortgage Loans
    Mortgage Loan Report
6   Historical Liquidation Report                 Net liquidation proceeds and realized losses
7   REO Status Report                             NOI and value of REO
8   Servicer Watch List                           Listing of loans in jeopardy of becoming specially serviced
9   Loan Payoff Notification Report               Listing of loans that have given notice of intent to payoff

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                                                                        TIMELINE

TIMELINE
--------------------------------------------------------------------------------
                                                                        TIMELINE

DATE                                EVENT
=================================== ============================================
Week of January 24, 2005            Structural & Collateral Term Sheets
                                    Available/ Presale Reports Available on
                                    Rating Agency Websites/ Road Shows/ Investor
                                    Calls/ Preliminary Prospectus Supplement
                                    Available
--------------------------------------------------------------------------------
Week of January 31, 2005            Pricing
--------------------------------------------------------------------------------
Week of February 7, 2005            Closing

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